EXHIBIT 10.7

PALIGENT INC.

SECOND EXTENSION TO THE BOARD OF DIRECTORS

CONSULTING AND CONFIDENTIALITY AGREEMENT

THIS SECOND EXTENSION TO THE BOARD OF DIRECTORS CONSULTING AND CONFIDENTIALITY AGREEMENT, AS AMENDED (the “ Second Extension”), is made as of this 9th day of February, 2001 (the “Effective Date”) by and between PALIGENT INC., a Delaware corporation (the “Company”) and Zola P. Horovitz, Ph.D. (the “Consultant”).

WHEREAS, the Company and the Consultant have entered into a Board of Directors Consulting and Confidentiality Agreement dated as of January 1, 1998 (the “Agreement”);

WHEREAS, the Company and the Consultant have entered into an Extension to the Agreement dated December 3, 1998 (the “Extension”);

WHEREAS, the Company and the Consultant wish to extend the Extension Term for an additional period of one year commencing January 1, 2000 and ending on December 31, 2000 (the “Second Extension Term”);

NOW, THEREFORE, the Company and the Consultant, in consideration of the mutual promises contained herein, hereby agree as follows:

7.     DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement and the Extension.

8.     SECOND EXTENSION

8.1      Engagement. The Company hereby retains the Consultant and the Consultant hereby agrees to perform the services described in Sections 2.1 and 2.2 of the Agreement for the Second Extension Term.

8.2                   Incorporation of Agreement Provisions. Except as modified herein, the Company and Consultant agree that all of the provisions of the Agreement and the Extension are incorporated herein and shall apply to the Consultancy during the Second Extension Term with the same force and effect as if forth herein.

9.     REPRESENTATION, WARRANTIES AND COVENANTS

Consultant hereby represents, warrants and covenants to the Company that the Consultant is under no contractual or other restriction or obligation which is inconsistent with his execution of this Second Extension or the performance of his duties hereunder and that, during the Second Extension Term, Consultant did not enter into any agreement either written or oral in conflict with this Second Extension.

The Consultant and the Company have executed and delivered this Second Extension as a document under seal as of the Effective Date.

PALIGENT INC.		CONSULTANT:

By:	/s/ Salvatore A. Bucci	/s/ Zola P. Horovitz
	Salvatore A. Bucci	Zola P. Horovitz, Ph.D.
President and Chief Executive Officer